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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 21, 2001


                             KEYSTONE PROPERTY TRUST

       (Exact Name of Registrant as Specified in its Declaration of Trust)


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          Maryland                  1-12514                    84-1246585
       (State or Other            (Commission                (IRS Employer
       Jurisdiction of           File Number)             Identification No.)
       Incorporation)
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                   200 Four Falls Corporate Center, Suite 208
                           West Conshohocken, PA 19428
               (Address of Principal Executive Offices)(Zip Code)


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               Registrant's telephone number, including area code:

                                 (484) 530-1800

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ITEM 5.     OTHER EVENTS.

            On August 21, 2001, Keystone Property Trust (the "Company") entered into a Purchase Agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") in connection with an underwritten public offering by the Company of up to 2,500,000 Common Shares of Beneficial Interest, par value $.001 per share (along with 375,000 Common Shares of Beneficial Interest, par value $.001 per share, reserved for the Underwriter's over-allotment option) (the "Shares"), at a price of $13.65 per Share, resulting in gross aggregate proceeds to the Company, before the Underwriter's discount, of approximately $34,125,000 (based on the issuance of 2,500,000 Shares). The Shares that are being offered and sold have been registered by the Company on Form S-3 (No. 333-58971) as filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended (the "Securities Act"), on July 13, 1998, as amended by Post-Effective Amendment No. 1 dated October 15, 1999 and the related prospectus dated April 23, 2001 as amended by the prospectus supplement dated August 21, 2001, each in the form in which it was first filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBIT

      (a)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

            None.

      (b)   PRO FORMA FINANCIAL INFORMATION

            None.

      (c)   EXHIBIT

            1.1 Purchase Agreement, dated as of August 21, 2001, by and between the Company and the Underwriter.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    KEYSTONE PROPERTY TRUST



Date: August 29, 2001               By    /s/ Jeffrey E. Kelter
                                          ---------------------
                                          Jeffrey E. Kelter
                                          President and Chief Executive Officer


Date: August 29, 2001               By    /s/ Timothy A. Peterson
                                          -----------------------
                                          Timothy A. Peterson
                                          Executive Vice President and
                                          Chief Financial Officer


Date: August 29, 2001               By    /s/ Timothy E. McKenna
                                          ----------------------
                                          Timothy E. McKenna
                                          Senior Vice President-Finance
                                          (Chief Accounting Officer)




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